UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 14, 2017

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

On February 14, 2017, Office Depot, Inc. (the “Company”) announced that its Board of Directors has declared a quarterly cash dividend on the Company’s common stock of $0.025 per share, payable on March 15, 2017, to shareholders of record at the close of business on March 3, 2017. The Company’s February 14, 2017 press release announcing the declaration of the dividend, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press release of Office Depot, Inc., dated February 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: February 14, 2017	/s/ Stephen R. Calkins
Stephen R. Calkins
Executive Vice President, Chief Legal Officer
& Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Press release of Office Depot, Inc., dated February 14, 2017.